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                                                                  Exhibit 10.115

SILICON VALLEY BANK

      AMENDMENT TO LOAN DOCUMENTS

 BORROWER: VERSO TECHNOLOGIES, INC.
           PROVO PREPAID (DELAWARE) CORP.
           TELEMATE.NET SOFTWARE, INC.
           NEEDHAM (DELAWARE) CORP.

 DATE:     JANUARY 27, 2006

      THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated December 14, 2001 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. MODIFIED MINIMUM CASH ON HAND FINANCIAL COVENANT. The Minimum Cash On Hand Financial Covenant set forth in Section 5 of the Schedule to Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:

             MINIMUM CASH
             ON HAND/MINIMUM
             EXCESS AVAILABILITY:   As of the date Borrower submits each of its
                                    weekly Transaction Reports to Silicon,
                                    Borrower shall maintain a combination of a minimum of unrestricted cash (and cash equivalents) in accounts maintained at
                                    Silicon and Minimum Excess Availability
                                    (as defined below) of not less than
                                    $2,000,000.

      2. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                           SILICON:

VERSO TECHNOLOGIES, INC.                            SILICON VALLEY BANK

BY /s/ Juliet M. Reising                        BY    /s/ Peter Bendoris
   ----------------------------                       --------------------------
   PRESIDENT OR VICE PRESIDENT                  Title Relationship Manager

BY /s/ David Ryan
   -----------------------------
   SECRETARY OR ASS'T SECRETARY

  BORROWER:                                     BORROWER:

PROVO PREPAID (DELAWARE)                        TELEMATE.NET SOFTWARE, INC.
CORP. (FKA NACT
TELECOMMUNICATIONS, INC.)

BY /s/ Juliet M. Reising                       BY /s/ Juliet M. Reising
   ---------------------------                     -----------------------------
   PRESIDENT OR VICE PRESIDENT                     PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan                              BY /s/ David Ryan
   ---------------------------                     -----------------------------
   SECRETARY OR ASS'T  SECRETARY                   SECRETARY OR ASS'T SECRETARY

BORROWER:

NEEDHAM (DELAWARE) CORP. (FKA
MCK COMMUNICATIONS, INC.)

BY /s/ Juliet M. Reising
   ------------------------------
   PRESIDENT OR VICE PRESIDENT

BY /s/ David Ryan
   ------------------------------
   SECRETARY OR ASS'T SECRETARY

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN DOCUMENTS

                                     CONSENT

      The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

CLARENT CANADA LTD.

BY    /s/ Juliet M. Reising
      ------------------------------
TITLE VP

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